UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 9, 2016

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

A copy of a slide presentation to lenders is incorporated herein by reference and furnished herewith as Exhibit 99.1.

The information under Item 7.01 in this Current Report on Form 8-K, including the Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by the Company that the information under Item 7.01 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

99.1	Presentation entitled "G-III Public Lender Presentation." dated September 2016.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: September 9, 2016

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation entitled "G-III Public Lender Presentation." dated September 2016.